UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

MSC – Medical Services Company

(Exact name of registrant as specified in its charter)

Florida	333-132913	59-2997634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

841 Prudential Drive, Suite 900

Jacksonville, Florida 32207

(Address of principal executive offices, including zip code)

(904) 646-0199

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

(b) Pro Forma Financial Information

On February 1, 2008, MSC – Medical Services Company (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the completion of the acquisition (the “Acquistion”) of 100% of the outstanding membership interests of ZoneCare USA of Delray, LLC, a Florida limited liability company (“ZoneCare”), Speedy Re-employment, LLC, a Florida limited liability company (“Speedy”), and substantially all of the assets of SelectMRI, LLC, a Florida limited liability company (“Select MRI” together with ZoneCare and Speedy, the “Acquisition Entities”) for $25,000,000, $7,000,000, and $500,000, respectively. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide financial information required by Item 9.01 of Form 8-K. No other amendments to the Initial Report are being made by the Amendment.

Filed as exhibits hereto are historical financial statements of the Acquisition Entities and unaudited pro forma consolidated financial statements giving effect to the Acquisition, related financing and the other transactions described in the accompanying notes.

(d) Exhibits.

99.1	ZoneCare historical unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited financial statements as of December 31, 2006 and for the year ended December 31, 2006.

99.2	Speedy historical unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited financial statements as of December 31, 2006 and for the year ended December 31, 2006.

99.3	Select historical unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited financial statements as of December 31, 2006 and for the year ended December 31, 2006.

99.4	Unaudited pro forma consolidated financial statements for ZoneCare as of September 30, 2007 and December 31, 2006 and for the year ended December 31, 2006 and for the nine month periods ended September 30, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2008	MSC – MEDICAL SERVICES COMPANY

/s/ Joseph P. Delaney
Joseph P. Delaney
President and CEO

Exhibit Index

99.1	ZoneCare historical unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited financial statements as of December 31, 2006 and for the year ended December 31, 2006.

99.2	Speedy historical unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited financial statements as of December 31, 2006 and for the year ended December 31, 2006.

99.3	Select historical unaudited financial statements as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and audited financial statements as of December 31, 2006 and for the year ended December 31, 2006.

99.4	Unaudited pro forma consolidated financial statements for ZoneCare as of September 30, 2007 and December 31, 2006 and for the year ended December 31, 2006 and for the nine month periods ended September 30, 2007 and 2006.